UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 31, 2007

LOMA VERDE INC.
(Exact name of registrant as specified in its charter)

Commission File No. 333-133710

Nevada	98-0490694
(State or other jurisdiction of	(IRS Employer Identification
incorporation)	Number)

106 - 470 Granville Street
Vancouver, British Columbia, Canada, V6C 1V5
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (604) 805-4891

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

          Resignation of Directors and Officers

          Following the resignations of Belkis Reyes as Secretary Treasurer and Virgilio Santana as Chief Financial Officer and Chief Accounting Officer and as a Directors of Loma Verde Inc. (the “Registrant”), on January 30, 2007, the Registrant appointed Peter Hill, currently Chief Executive Officer and President of the Registrant, as Secretary Treasurer, Chief Financial Officer and Chief Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    LOMA VERDE INC.

                    By:  PETER HILL
                                                                    Peter Hill, President

Date: January 31, 2007